Exhibit 10.2
                       SECOND AMENDMENT TO LEASE AGREEMENT

      This SECOND AMENDMENT TO LEASE AGREEMENT (this "SECOND AMENDMENT") is made and entered into this ___ day of April, 1996, by and between STATION/FIRST JOINT VENTURE, a Missouri partnership ("LANDLORD") and KANSAS CITY STATION CORPORATION, a Missouri corporation ("TENANT").

                              W I T N E S S E T H:

      WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated as of April 1, 1994, wherein Landlord leased to Tenant the Premises, as described therein, as amended pursuant to that certain First Amendment to Lease Agreement dated March 19, 1996 (the "ORIGINAL LEASE", and as amended herein, the "LEASE"); and

     WHEREAS, Landlord and Tenant desire to amend the Original Lease as provided herein;

     NOW, THEREFORE, in exchange for the mutual promises and covenants contained herein, the sufficiency of which is hereby acknowledged by each of the undersigned, the undersigned parties agree as follows:

      1. The Original Lease is hereby amended by deleting Section 2.1 in its entirety and replacing in lieu thereof:

          2.1  Lease Term.

                (a) The initial term of this Lease (the "INITIAL LEASE TERM") shall be for a period beginning at 12:00 noon on April 1, 1994 (the "COMMENCEMENT DATE") and ending at 12:00 noon on March 31, 2006 (the "INITIAL EXPIRATION DATE") unless sooner terminated pursuant to the terms hereof.

                (b) Tenant shall have the option to extend the term of this Lease for up to eight (8) renewal periods of ten (10) years each (each such period, a "RENEWAL PERIOD"), plus one (1) additional renewal period of seven (7) years. Each such renewal option is exercisable by Tenant at any time prior to thirty (30) days prior to the date such Renewal Period is to commence.

                (c) The Initial Lease Term, together with all Renewal Periods for which Tenant has exercised its renewal option, shall collectively be referred to herein as the "LEASE TERM," and the last day of the last Renewal Period for which Tenant has exercised its renewal option shall be referred to herein as the "EXPIRATION DATE."

      2. The Original Lease is hereby amended by deleting Section 2.2 in its entirety.

      3. The Original Lease is hereby amended by deleting Section 2.3 in its entirety and replacing in lieu thereof:

          2.3  Amount of Rent.

                (a) Commencing May 1, 1995 and continuing until April 30, 1996, Tenant shall pay to Landlord, without demand, rent for the Premises in an amount equal to One Hundred Thousand and no/100 U.S. Dollars ($100,000.00) per month.

                (b) Commencing May 1, 1996 and continuing until March 31, 1997, Tenant shall pay to Landlord, without demand, rent for the Premises in an amount equal to Eighty-Five Thousand and no/100 U.S. Dollars ($85,000.00) per month

               (c) Commencing April 1, 1997 and continuing throughout the Lease Term, Tenant shall pay to Landlord, without demand, rent for the Premises in an amount equal to Ninety Thousand and no/100 U.S. Dollars ($90,000.00) per month, subject to Subsection 2.3(d) hereof.

                (d) Commencing April 1, 1998, and upon every anniversary thereafter during the Lease Term, rent for the Premises shall be increased by multiplying it by the Cost of Living Factor (as hereinafter defined) The "Cost of Living Factor" for any date during the Term shall be a fraction whose numerator is the index figure stated in the Consumer Price Index for All Urban Consumers (CPI-U; U.S. City Average; All Items 1982-84=100) published by the Bureau of Statistics of the United States Department of Labor in effect on such date and whose denominator is the index figure for such Consumer Price Index in effect twelve months prior to such date; provided, however, that regardless of the actual Cost of Living Factor calculated in the foregoing manner the Cost of Living Factor shall never be less than One and Two Hundredths (1.02) nor more than One and Five Hundredths (1.05). If such "Consumer Price Index" is discontinued, the Cost of Living Factor shall be based on comparable statistics on changes in the purchasing power of the consumer dollar for the applicable periods as published by a responsible financial periodical report of a recognized governmental or private authority.

      4. The Original Lease is hereby amended by deleting Article 11 in its entirety and replacing in lieu thereof:

     ARTICLE 11.  TENANT'S ENCUMBRANCE OF LEASE; ASSIGNMENT AND SUBLETTING

           11.1 Right to Encumber. Any provision herein contained to the contrary notwithstanding, Tenant shall have the right, from time to time, without the consent of Landlord, to encumber by way of one or more deeds of trust, mortgages, or other security instruments or any amendments of any existing Deed of Trust, (collectively, a "Deed of Trust") all or any portion of Tenant's right, title and interest in, to and under this Lease. Any such Deed of Trust may contain such terms, conditions and maturity as Tenant may determine. Tenant may enter into any and all such extensions, modifications or amendments of any such Deed of Trust as it may desire. The execution and delivery of any such Deed of Trust shall not be deemed to constitute such an assignment or transfer of this Lease as would require the holder or holders thereof, as such, to assume the obligation or performance of any of the terms, covenants or conditions on the part of Tenant to be performed hereunder. The beneficiary and its respective assigns under each Deed of Trust (the "BENEFICIARY") may enforce such Deed of Trust and may acquire title to the leasehold estate of Tenant in any lawful way(in which event the Beneficiary and/or such assign shall expressly agree to observe and perform all the covenants of Tenant hereunder for so long as Beneficiary and/or such assign retains title to Tenant's interest hereunder) and, pending foreclosure of such Deed of Trust (or bona fide sale or assignment in lieu of foreclosure) may take possession of and sublease the Premises, or cause any person having the relationship of an independent contractor to the Beneficiary to take possession of and sublease the Premises. Upon foreclosure thereof (or any bona fide sale or assignment in lieu of foreclosure) the Beneficiary may, subject to Section 11.3, sell and assign this Lease, by assignment in which the assignee shall expressly assume and agree to observe and perform all the covenants of Tenant hereunder for so long as it shall retain title to Tenant's interest hereunder. Any assignee who has acquired title to this Lease by way of foreclosure or deed in lieu thereof may only assign its rights under the Lease, other than by way of Deed of Trust, in compliance with Section 11.3 hereto.

           11.2 Protection of Beneficiary. In the event that Tenant shall encumber the leasehold estate by way of Deed of Trust (including, without limitation, the existing Deed of Trust which presently encumbers Tenant's leasehold estate hereunder) in compliance with the terms of this Lease, the following provisions shall apply and inure to and for the benefit of the Beneficiary therein named, and its successors and assigns, any provision herein contained to the contrary notwithstanding:

                (a) This Lease shall not be amended, altered, modified, or rescinded by Landlord and Tenant, prior to the expiration of the term of the Deed of Trust, without the prior written consent of the Beneficiary. All costs and expenses incurred to obtain the consent of the Beneficiary to any such amendment, alteration, modification or rescission shall be paid by Tenant. If such a Deed of Trust is in effect, this Lease may be terminated only in accordance with the provisions of this Section 11.2. Without limiting the generality of the foregoing, neither Landlord nor Tenant shall terminate the Lease pursuant to Section 3.2, 7, 10.2(b), 15.1 (except for a condemnation of the entire Premises) or 15.2 without the Beneficiary's prior written consent. Any attempted amendment, alteration, modification, rescission or termination of this Lease without such prior written consent shall, at the Beneficiary's option be void.

                (b) Landlord shall, upon serving Tenant any notice of default under the provisions of or with respect to this Lease, at the same time serve a copy of such notice upon the Beneficiary, by registered mail, addressed to it at the address shown in the Deed of Trust, and no notice of default by Landlord to Tenant shall be deemed to have been duly given unless and until a copy thereof has been so served upon the Beneficiary.


                 (c)   The  Beneficiary  shall  have  the  right  (but  not  the
          obligation) to cure without penalty any default by Tenant under the Lease. Landlord shall allow the Beneficiary and its representatives access to the Premises for the purpose of effecting any such cure, and any cure by the Beneficiary shall have the same effect as cure by Tenant. Landlord will not terminate the Lease upon a default by Tenant unless:

                (i) in the case of a monetary payment default, the Beneficiary has not, within 15 days after the Beneficiary receives written notice of such default, cured such monetary default; or

               (ii) in the case of a non-monetary default that is curable by the Beneficiary, the Beneficiary has not, within 30 days after the Beneficiary receives written notice of such default, either (A) if the default is reasonably susceptible of cure within such period, cured such default, or (B) if the default is not reasonably susceptible of cure within such period, commenced reasonable efforts (including proceedings for foreclosure of the Deed of Trust or appointment of a receiver) to cure such default, provided that the Beneficiary thereafter diligently and in good faith pursues the completion of such cure to the extent not prohibited by law; or

                (iii) in the case of a non-monetary default that is not curable by the Beneficiary, the Beneficiary has not, within 30 days after the Beneficiary receives written notice of such default, commenced proceedings for foreclosure of the Deed of Trust, provided that the Beneficiary thereafter diligently and in good faith pursues the completion of such foreclosure to the extent not prohibited by law.

          Following any foreclosure of a Deed of Trust (or assignment by deed in lieu thereof), and provided that Landlord has notified the applicable assignee of one or more existing defaults of the previous Tenant which remain uncured and which are reasonably susceptible of being cured by such assignee, Landlord shall have all applicable remedies under this Lease with respect to each such default (including termination, to the extent applicable) in the event that such assignee does not cure each such default: (A) in the case of a monetary payment default, within 15 days after such assignee receives written notice of such default; or
          (B) in the case of a non-monetary default, within 30 days after such assignee receives written notice of such default (provided that, to the extent that any such default is not reasonably susceptible of cure by such assignee within such 30-day period, Landlord shall not be entitled to exercise any remedies with respect thereto so long as such assignee commences cure within such 30 days and thereafter diligently prosecutes such cure to completion).

                (d) Following any foreclosure of a Deed of Trust (or assignment by deed in lieu thereof), the successor to Tenant's interest shall be personally liable only with respect to the liabilities of Tenant which accrue following such assignment and prior to a subsequent assignment by such assignee in accordance with this Lease.

          11.3 Assignment and Subletting.

               (a) Except as otherwise provided herein, Tenant shall not assign or transfer this Lease or any interest therein, or sublet the Premises in whole without Landlord's prior written consent, which consent shall not be unreasonably withheld; PROVIDED, HOWEVER, that nothing herein shall prohibit Tenant from (i) assigning this Lease to a wholly-owned subsidiary of Tenant, an entity that owns the issued and outstanding stock of Tenant ("Tenant's Parent"), or a wholly-owned subsidiary of Tenant's Parent, PROVIDED, HOWEVER, that no such assignment shall decrease Tenant's obligations hereunder, (ii) entering into a sublease as authorized by Section 11.3 (b) below; or (iii) entering into Deeds of Trust as permitted by this Article 11; and PROVIDED, FURTHER, that Landlord will not require the payment of any money for any such consent other than such reasonable costs and expenses as may be incurred by Landlord in connection with such consent not to exceed $5,000. Subject to the limitations of Section 11.2(d), above, each assignee, other than Landlord, shall assume and be deemed to have assumed this Lease and shall become and remain liable jointly and severally with Tenant for the payment of the Rent and other payments due hereunder, and for the due agreements herein contained on Tenant's part to be performed for the term of this Lease.

                (b) Tenant may enter into subleases with sublessees to use or occupy portions of the Premises during the Term of this Lease without the consent of Landlord.

     5. The Original Lease is hereby amended by inserting the following as the last sentence of Section 13.1:

         Any and all improvements constructed by Tenant on the Premises during the Lease Term shall be property of Tenant during the Term of Lease; provided, however, that upon Tenant's surrender of the Premises to Landlord, Tenant may only remove those improvements that are capable of being detached and removed within thirty (30) days, and all improvements not removed by Tenant within such time period shall become property of the Landlord.

      6.    The  Original Lease is hereby amended by inserting the following  as
Section 19.14:

                19.14 Landlord Participation. Landlord shall cooperate with Tenant to the extent that, from time to time, Landlord's participation is legally required (or otherwise reasonably necessary) in connection with (a) obtaining land use variances, permits and other governmental authorizations with respect to Tenant's operations at the Premises,
          (b) entering into dedications, easement agreements, CC&R's and other contracts (with governmental entities and/or private parties) that Tenant reasonably determines to be beneficial in connection with its operations at the Premises, (c) contesting any tax or other law applicable to the Premises, or (d) pursuing or defending any lawsuit or other proceeding with respect to the Premises. Tenant shall reimburse Landlord, within 10 business days following written demand from time to time, for all costs reasonably incurred by Landlord as a result of any such cooperation.

      7. Except as amended herein, the Lease remains in full force and effect, and Landlord and Tenant ratify the Lease as amended herein.

      8. All capitalized terms used in this Second Amendment but not defined herein shall have the meanings ascribed thereto in the Original Lease.

     9. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Missouri.

      10. This Second Amendment may be executed in any number of counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

      11. Upon mutual execution hereof, this Second Amendment will be binding upon each of the undersigned parties, but will not become effective until Bank of America, NTSA, (the "Bank") has granted its consent hereto or any portion hereof. In the event the Bank has not granted such consent within thirty (30) days after the execution hereof, this Second Amendment shall automatically become void.

      WITNESS THE EXECUTION hereof by each of the undersigned as of the date first set forth above.

LANDLORD                           TENANT

STATION/FIRST JOINT VENTURE, a Missouri      KANSAS CITY STATION CORPORATION,
partnership                                  a Missouri corporation

By:  KANSAS CITY STATION CORPORATION,      By: _________________________
   a Missouri corporation, its managing    Name: _______________________
   partner                                 Title: ________________________

   By: ____________________________
   Name: __________________________
   Title: ___________________________


CONSENT


      By its execution in the space provided below, FIRST HOLDINGS COMPANY, a Mississippi partnership, acknowledges that it has reviewed this Second Amendment, and, in its capacity as a partner of Station/First Joint Venture, consents to all the terms and provisions hereof.


                                   FIRST HOLDINGS COMPANY, a
                                   Mississippi partnership


                                   By: _______________________
                                   Name: _____________________
                                   Title: ______________________